UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 13, 2009

 SINOCOM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53213	26-1188540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3, 21/F, Far East Consortium Building 121 Des Voeux Road Central, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code:  011-852- 2159-7863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Director

On March 13, 2009, Jay Lutsky resigned from his position as a director of Sinocom Pharmaceutical, Inc. (the “Company” or the “Registrant”), a Nevada corporation.  Mr. Lutsky’s resignation was not due to a disagreement with the Company.

Appointment of Directors

On March 13, 2009, the Board of Directors appointed Mr. Xuexiang Ai and Mr. Tuck Wing Pang to the Company’s Board of Directors.

Mr. Xuexiang Ai – In addition to serving as a director of the Company, Mr. Ai is also currently the Chief Executive Officer of the Company. In addition to his work with the Company, in 2001, Mr. Ai joined Anqing Pharmaceutical and has served as its the President and General Manager responsible for overall management and operations. From 2000 to 2001 he was a manager of Anqing Medical Co, Ltd., where he was responsible for marketing and sales.  From 1992 to 1998, he worked with Zhengxing Pharmaceutical Department of Anqing City Biochemistry Pharmaceutical as the manager in respect of marketing and sales activities.  From 1985 to 1991, Mr Ai worked with Shihua Xiangming Construction Material Co as a product purchaser.

Mr. Tuck Wing Pang – In addition to serving as a director of the Company, Mr. Pang is also currently the Chief Financial Officer of the Company. Mr. Pang is responsible for corporate governance and corporate communications with external parties and regulatory bodies with regarding to the group’s financial matters.  Prior to joining the Company, Mr. Pang was the key finance personnel for several leading companies in Singapore like RGM Entertainment, Savi Technology Asia, and Asia Food & Properties.  From 2002 to 2004 he was President and Chief Financial Officer of WinEdge & Wireless Pte Ltd.  He is Fellow Certified Public Accountant of Singapore and a member of Mensa, Mr Pang graduated from the National University of Singapore, with a Masters in Business Administration (UK).

The Company does not have any employment agreements with the newly elected directors.  Additionally, there were no transactions during the last two years, or proposed transactions, to which the Company was or is to be a party, in which the new director or officers had or is to have a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOCOM PHARMACEUTICAL, INC.

Date: March 16, 2009

/s/ Tuck Wing Pang

---------------------------------
By:  Tuck Wing Pang, Chief Financial Officer